                                                                   EXHIBIT 23(a)


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Compass Bancshares, Inc.



We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.


                              KPMG PEAT MARWICK LLP



Birmingham, Alabama
December 5, 1997